Exhibit 10.5
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN
SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Aruba / Avnet Logistics U.S., LP Distributor Agreement
Amendment #2
This Amendment #2 is made and entered into as of June 15, 2009 by and between Avnet Logistics U.S., LP. (“Avnet”) and Aruba Networks, Inc. (“Aruba”), and amends the Distributor Agreement, between Avnet and Aruba, dated June 15, 2007 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
RECITALS
A. Aruba and Avnet desire to amend the Agreement to modify the discounts and make certain other changes.
B. In accordance with Section 14.11 of the Agreement, any term of the Agreement may be amended only with the written consent of both parties.
The parties hereby agree as follows:
1. Section 1.9 is hereby amended and restated as follows:
1.9 “Territory” shall mean the United States, Mexico, Canada and countries located in the Asia Pacific region, which mean Australia, Brunei, Cambodia, People’s Republic of China, Hong Kong, Macau, Fiji, India Indonesia, Japan, Kiribati, South Korea, Laos, Malaysia, Marshall Islands, Federated States of Micronesia, Mongolia, Myanmar (Burma),Nauru, New Zealand, Palau, Papua New Guinea, Philippines, Samoa ,Singapore, Solomon Islands, Thailand, Timor-Leste, Tonga, Republic of China (Taiwan), Tuvalu, Vanuatu, Vietnam, United States Territories -American Samoa and Guam, Northern Mariana Islands.
2. A new Section 1.10 is hereby added as follows:
1.10 “Aruba List Price” means the then-current published list price for the Territory for the Product(s) available from Supplier’s website.
3. A new Section 1.11 is hereby added as follows:
1.11 “Non-Standard Pricing” means any pricing offered at Supplier’s discretion to End Users, Reseller or Distributor other than the standard discounts from the Aruba Price List set forth on Exhibit A.
4. Section 2.2 is hereby amended and restated as follows:
2.2 Resellers. Supplier has provided to Distributor a list of all Resellers authorized by Supplier to purchase through Distributor and shall notify Distributor of any change in such list. Distributor may not be able to stop selling to Resellers removed from the list for a period of thirty days or period of outstanding quotes. Distributor will rely solely on this list and will not be liable for any errors or omissions on the list.

5. Section 7.1(a) is hereby amended and restated as follows:
a. Inventory. Products in Distributor’s inventory in their original, sealed condition, provided that (i) Distributor submits to Supplier its notice to return Product (“RMA Request”) within the thirty (30) day period following any calendar quarter; (ii) such credit does not exceed [***] percent ([***]%) of the net shipments to Distributor during the calendar quarter immediately preceding the date of Distributor’s RMA Request; and (iii) Distributor may only return Products which have been received into Distributor’s inventory during the previous [***] ([***]) quarters and are products which have not appeared on a POS report provided by Distributor or were drop shipped to the customer by Aruba. Consequently, the returned products shall be new, unused and in original, sealed cartons and shall not be returned from a Customer’s inventory. Supplier is responsible for validating all products on stock rotation RMA requests for the potential disallowance of Product due to terms outlined in this section. After RMA approval, Supplier has accepted the final return of the Product. In addition to the [***] percent ([***]%) quarterly inventory which may be returned, an additional [***] percent ([***]%) may be utilized for “Open Box” product or product that previously appeared on a POS report by Distributor. “Open Box” means Products that have either the outer seal broken or both the outer seal broken and inner static bag opened. Open Box also includes Products that have a damaged box and cannot be shipped to a reseller in its current condition
Any request by Distributor to return Products other than in accordance with the terms and conditions of this Section 7.1(a) must be approved in writing (email acceptable) in advance by Supplier’s VP, Corporate Controller. Products returned under clauses (b) or (c) below do not count toward such limit.
6. Exhibit A is hereby amended and restated as follows:
EXHIBIT A
PRODUCT & SERVICES DISCOUNTS
[***]
7. Exhibit B is hereby amended and restated as follows:
EXHIBIT B
SUPPLIER’S PROGRAMS
[***]
8.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
9.	Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Aruba and Avnet have each caused this Amendment to be executed by its duly authorized representative, as of the day and year first above written.
AVNET LOGISTICS U.S., LP.                                                    ARUBA NETWORKS, INC.

By:	/s/ Jeff Bawol	By:	/s/ Alexa King
	Print Name: Jeff Bawol		Print Name: Alexa King
	Title: President, TS Americas		Title: General Counsel
	Date: 6-25-09		Date: June 23, 2009